UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Paramount Global

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Paramount
    1515 BROADWAY
    NEW YORK, NY 10036
    V00953-P87427
Your Vote Counts!
PARAMOUNT GLOBAL
2023 Annual Meeting of Stockholders
Vote by May 7, 2023, 11:59 PM ET. For shares held in the
401(k) Plan, vote by May 3, 2023, 11:59 PM ET.
You invested in PARAMOUNT GLOBAL and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2023.
Get informed before you vote
View the Notice of Annual Meeting and Proxy Statement, Form 10-K and Letter to Stockholders online OR you can receive a free paper or email copy of the material(s) if you request prior to April 24, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Vote Virtually at the Meeting*
May 8, 2023
9:00 A.M., Eastern Daylight Time
www.virtualshareholdermeeting.com/PARA2023
Point your camera here and
vote without entering a
control number
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

  Vote at www.ProxyVote.com
  THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.
  Voting Items   1. The election of 11 directors: Nominees:   1a. Robert M. Bakish   1b. Barbara M. Byrne   1c. Linda M. Griego   1d. Robert N. Klieger   1e. Judith A. McHale   1f. Dawn Ostroff   1g. Charles E. Phillips, Jr.   1h. Shari E. Redstone   1i. Susan Schuman   1j. Nicole Seligman   1k. Frederick O. Terrell   2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2023.   3. The approval of an advisory (non-binding) vote on the compensation of the Company’s named executive officers, as disclosed in the proxy statement.   4. The approval of an advisory (non-binding) vote on the frequency of holding the advisory (non-binding) vote on the compensation of the Company’s named executive officers.   5. A stockholder proposal requesting that our Board of Directors take steps to adopt a policy ensuring that the Board Chair is an independent director.   6. A stockholder proposal requesting semiannual disclosure of detailed electoral contributions data.
Board Recommends For For For For For For For For For For For For For Years Against Against
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
V00954-P87427

Important Notice Regarding the Availability of Materials
for the Annual Meeting of Stockholders
PARAMOUNT GLOBAL
V02387-Z84430
1515 BROADWAY
NEW YORK, NY 10036
Meeting Information
Meeting Type:           Annual Meeting
For holders as of:     March 13, 2023
Date: May 8, 2023       Time: 9:00A.M., Eastern Daylight Time
Location: Meeting live via the Internet - please visit
                  www.virtualshareholdermeeting.com/PARA2023.
The company will be hosting the meeting live via the Internet. To attend the meeting, please visit www.virtualshareholdermeeting.com/PARA2023 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).
You are receiving this communication because you hold shares of Paramount Global non-voting Class B Common Stock. This notice provides instructions on how to access PARAMOUNT GLOBAL materials for informational purposes only.
You may view the materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper or e-mail copy (see reverse side).
See the reverse side for instructions on how to access materials.

— How to Access the Materials —
Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT             FORM 10-K         LETTER TO STOCKHOLDERS
How to View Online:
SCAN TO
VIEW MATERIALS
Visit: www.proxyvote.com, or scan the QR Barcode below. Have the information that is printed in the box marked by the arrow on the following page.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:     www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*:         sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow above in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
V02388-Z84430

Paramount
THIS NOTICE WILL ENABLE YOU TO ACCESS
MATERIALS FOR INFORMATIONAL PURPOSES ONLY.
V02389-Z84430

THIS PAGE WAS INTENTIONALLY LEFT BLANK.
V02390-Z84430